Subsequent events	12 Months Ended
Dec. 31, 2020
Subsequent events
Subsequent events

20. Subsequent events

In January 2021, the Company entered into a collaboration with Bayer where Bayer will support the further development, supply and key territory operations of the Company’s COVID-19 vaccine candidate, CVnCoV. Bayer is to contribute its expertise and established infrastructure in areas such as clinical operations, regulatory affairs, pharmacovigilance, medical information, supply chain performance as well as support in selected countries. CureVac will be the Marketing Authorization Holder, while Bayer will support CureVac with country operations within the European Union (EU) and selected additional markets. Bayer holds further options to become Marketing Authorization Holder in other markets outside of Europe.

In February 2021, the Company closed a public offering by which it sold 5,750,000 common shares, inclusive of shares issued upon exercise by the underwriters of an overallotment option, for aggregate gross proceeds to the Company of approximately $517.5 million (EUR 428.6 million) before deducting underwriting discounts and commissions and offering expenses payable by the Company.

In February 2021, GlaxoSmithKline plc and the Company announced a new €150m collaboration, building on their existing relationship, to jointly develop next generation mRNA vaccines for COVID-19 with the potential for a multi-valent approach to address multiple emerging variants in one vaccine. Through this new exclusive co-development agreement, GSK and CureVac will contribute resources and expertise to research, develop, and manufacture a number of novel mRNA vaccine candidates, including multi-valent and monovalent approaches. Under the terms of the new collaboration agreement, GSK will be the marketing authorization holder for the next generation vaccine, except in Switzerland, and will have exclusive rights to develop, manufacture, and commercialize the next generation COVID-19 vaccine in all countries with the exception of Germany, Austria and Switzerland. GSK will be required to make an upfront payment of €75 million and a further milestone payment of €75 million, conditioned on the achievement of specific milestones. Additionally, pursuant to a preliminary agreement regarding the secondary manufacturing of CureVac's first generation COVID-19 vaccine candidate, CVnCoV, we entered into with GSK, GSK will also support the secondary manufacturing of up to 100 million doses of CVnCoV in 2021.

In February 2021, the Company announced initiation of a rolling submission with the European Medicines Agency (EMA) for CVnCoV, the company’s mRNA-based COVID-19 vaccine candidate, currently in late-stage clinical testing. The process was initiated when the first data package consisting of CVnCoV pre-clinical data was submitted to EMA and passed the technical validation. The rolling submission represents a time-optimized route to provide and review all necessary data needed for a potential market authorization during a public health emergency. Over the course of the rolling submission process, EMA will assess CVnCoV’s compliance with standards for vaccine efficacy, safety, and pharmaceutical quality on the basis of individually submitted data packages as a prerequisite for a formal market authorization application.

In April 2021, CureVac initiated a rolling submission to Swissmedic, the Swiss regulator for therapeutic products including vaccines, of CVnCoV for use in Switzerland.